ADVANCED SERIES TRUST

AST Wellington Management Hedged Equity Portfolio

Supplement dated November 21, 2018 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Wellington Management Hedged Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective December 31, 2018, Roberto J. Isch, CFA will replace Kent M. Stahl, CFA as a portfolio manager for the Portfolio. Gregg R. Thomas, CFA will continue to serve as a portfolio manager for the Portfolio.

To reflect these changes, the Summary Prospectus is hereby revised as follows, effective December 31, 2018:

I.	All references and information pertaining to Kent M. Stahl, CFA are hereby removed.

II.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby revised by adding the following information pertaining to Roberto J. Isch, CFA:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Wellington Management Company LLP	Roberto J. Isch, CFA	Managing Director, Portfolio Manager and Research Manager	December 2018
AST Investment Services, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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